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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 8, 2002


                               Liquid Audio, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        0-25977                  77-0421089
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 (State or Other Juris-            (Commission File             (IRS Employer
diction of Incorporation)               Number)              Identification No.)


                              800 Chesapeake Drive
                         Redwood City, California 94063
                                 (650) 549-2000

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               (Address of Principal Executive Offices) (Zip Code)
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On November 11, 2002, Liquid Audio, Inc. and Alliance Entertainment Corp. issued the following release:

       LIQUID AUDIO AND ALLIANCE ENTERTAINMENT TERMINATE MERGER AGREEMENT

         REDWOOD CITY, Calif. and CORAL SPRINGS, Fla. (Nov. 11, 2002) -- Liquid Audio, Inc. (Nasdaq: LQID) and Alliance Entertainment Corp. today announced that they have mutually agreed to terminate the amended and restated agreement and plan of merger dated June 12, 2002 and amended and restated as of July 14, 2002.

         Liquid Audio and Alliance Entertainment entered into the merger agreement in the hope that combining their operations would provide strategic advantages for the digital and physical distribution of entertainment media and that the transaction could create stockholder value. The management of both companies still supports the strategic aspects of the merger. However, a significant percentage of Liquid Audio stockholders have publicly expressed opposition to the proposed merger and the companies believe that the termination is in the best interests of both parties.

         ALLIANCE ENTERTAINMENT CORP.

         Alliance Entertainment Corp. (www.aent.com) is a leading total solution provider of business-to-business infrastructure services that are essential to transact commerce in the home entertainment product marketplace. Through its Distribution and Fulfillment Services Group, Alliance offers an extensive product inventory (including CDs, cassettes, DVDs, videos, video games and related merchandise) as well as e-commerce fulfillment capabilities and innovative technology and support services for today's marketplace. Through its Media and Internet Services Group, Alliance is a leading distributor of digital entertainment as well as search, browse and preview capabilities through Digital On-Demand and a leading content provider through the All Media Guide (AMG) databases. AMG's customers license its e-commerce enabling entertainment databases to support their Internet retailing and content businesses. AMG is also a developer of proprietary web sites for music (www.allmusic.com), movies (www.allmovie.com) and games (www.allgame.com).


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         LIQUID AUDIO, INC.

         Liquid Audio, Inc. is a leading provider of software, infrastructure and services for the secure digital delivery of media over the Internet. The Liquid Audio solution gives content owners, Web sites and companies the ability to publish, syndicate and securely sell digital media online with copy protection and copyright management. Using the Liquid(TM) Player software, available for free download at www.liquidaudio.com, consumers can preview and purchase downloadable music from hundreds of affiliate Web sites in the Liquid Music Network(TM).

                                       ###

         Liquid Audio, Liquid Player, Liquid Music Network and the Liquid Audio logo are trademarks of Liquid Audio, Inc.

         For more information, press only:

         Kim Strop, Liquid Audio, Inc., (650) 549-2194, email:
         kstrop@liquidaudio.com
         Sue D'Agostino, Alliance Entertainment Corp.,
         (973) 657-1558, email: suedag@aent.com


Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of business acquired

                  Not applicable

         (b) Pro forma financial information

                  Not applicable

         (c) Exhibits

         Exhibit No.       Description
         -----------       -----------

            99.1 Termination and Release Agreement dated as of November 8, 2002 among Liquid Audio, Inc., April Acquisition Corp., and Alliance Entertainment Corp.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        LIQUID AUDIO, INC.


                                               /s/ Gerald W. Kearby
                                        -------------------------------------
                                        By:     Gerald W. Kearby
                                        Name:   Gerald W. Kearby
                                        Title:  President and Chief Executive
                                                Officer

November 12, 2002


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                                  EXHIBIT INDEX

            Exhibit No.    Description
            -----------    -----------

               99.1 Termination and Release Agreement dated as of November 8, 2002 among Liquid Audio, Inc., April Acquisition Corp., and Alliance Entertainment Corp.


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